UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 23, 2004


                         Commission File Number 1-13873
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                                 STEELCASE INC.



         Michigan                                        38-0819050
 (State of incorporation)                   (IRS employer identification number)

           901 44th Street SE
         Grand Rapids, Michigan                             49508
(Address of principal executive offices)                  (Zip code)


                                 (616) 247-2710

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

ITEM 2.02.  Results of Operations and Financial Condition

Steelcase Inc. ("the Company") reported its second quarter fiscal 2005 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides today, September 23, 2004, at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through October 29, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


       Exhibit
        Number       Description
       -------       -----------

         99.1        Earnings Release - Second Quarter Ended August 27, 2004







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               STEELCASE INC.

Date: September 23, 2004
                                                   /S/ JAMES P. KEANE
                                       -----------------------------------------
                                                        James P. Keane
                                                    Senior Vice President
                                                 and Chief Financial Officer
                                                 (Duly Authorized Officer and
                                                 Principal Financial Officer)